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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED APRIL 11, 2011 TO
                 PROSPECTUS DATED MAY 1, 2010 (AS SUPPLEMENTED)

This supplement applies to Class A variable annuity contracts issued in the state of New Jersey by MetLife Investors Insurance Company ("we", "us", or "our"). This supplement describes changes to the Lifetime Income Solution Plus II ("LIS Plus II") that will be effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after May 2, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE LIS PLUS II RIDER, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON APRIL 29, 2011.

This supplement provides information in addition to that contained in the prospectus dated May 1, 2010 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for a future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

CHANGES FOR THE LIS PLUS II RIDER

LIS Plus Annuity Table and Payout Rates. For contracts issued based on
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applications and necessary information that we receive in good order at our
MetLife Annuity Service Center on or after May 2, 2011, the following changes will apply to the LIS Plus II rider:

     . The LIS Plus Annuity Table specified in your contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

     . The LIS Plus II payout rates are enhanced under the following circumstances. If:

          .    you begin withdrawals on or after your 62nd birthday;

          . your account value is fully withdrawn or decreases to zero at or after your 62nd birthday and there remains an income base; and

          . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

          then the annual annuity payments under the LIS Plus II rider will equal or exceed 5% of the income base (calculated on the date the payments are determined).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:

MetLife Investors Distribution Company                   Telephone: 800-709-2811
5 Park Plaza, Suite 1900, Irvine, CA 92614